UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:
March 29, 2005

(Date of Earliest Event Reported: March 29, 2005)

EL PASO CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware		76-0568816
(State or other jurisdiction of	1-14365	(I.R.S. Employer
incorporation or organization)	(Commission File Number)	Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     On March 29, 2005, we made available updated operating statistics on our website at www.elpaso.com. A copy of our updated operating statistics is attached as Exhibit 99.A. The attached Exhibit is not filed, but is furnished to comply with Item 2.02 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit
Number	Description
99.A	Operating Statistics.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO CORPORATION

By:	/s/ Jeffrey I. Beason

Jeffrey I. Beason
Senior Vice President and Controller
(Principal Accounting Officer)

Dated: March 29, 2005

EXHIBIT INDEX

Exhibit
Number	Description
99.A	Operating Statistics.